Exhibit 99.2

Second Quarter Fiscal 2022 Earnings Supplementary Information August 2022

What We Are A M U L T I - D I M E N S I O N A L S P O R T S & E N T E R T A I N M E N T C O M P A N Y Fantasy Sports eGaming Sports Betting THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content High - Profile Partnerships Sponsorships GAMING 2 2

Present & Future Revenue Streams Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enhancement C R E A T I N G A M U L T I - D I M E N S I O N A L E N T E R T A I N M E N T & M E D I A C O M P A N Y Stadium Waterpark Hotels Play - action Plaza & Retail Sports Complex Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media 3

Financial Results K E Y F I N A N C I A L R E S U L T S ($ in millions, except per share data) Q2 FY22 Q2 FY21 Revenue $2.7 $2.4 Loss from Operations ($9.5) ($8.7) Adjusted EBITDA* ($6.1) ($5.6) Net (loss) income attributable to HOFRE shareholders ($9.2) $15.5 Net (loss) income per share, basic ($0.08) $0.16 Net (loss) income per share, diluted ($0.08) $0.00 *See page 15 for EBITDA and Adjusted EBITDA reconciliation. See page 8 for a statement regarding use of non - GAAP financial measures. 4

FY22 Financial Outlook R E V I S E D G U I D A N C E FY2022 Revenue Low $20M Range Adjusted EBITDA Loss in Low $20M Range Note: Figures in Dollars and Millions 1H 2022 Revenue $4.8M Adjusted EBITDA ($13.0M) 5

Construction Timeline C E N T E R F O R P E R F O R M A N C E 2022 2023 COMPLETED 6

Construction Timeline P L A Y A C T I O N P L A Z A COMPLETED 2023 2022

Construction Timeline H A L L O F F A M E V I L L A G E S P O R T S C O M P L E X 2021 2022 2023 COMPLETED 8

Construction Timeline F A N E N G A G E M E N T Z O N E 2021 2022 2023 EXPECTED COMPLETION 9

Construction Timeline C O N S T E L L A T I O N C E N T E R F O R E X C E L L E N C E 2021 2022 COMPLETED 10

Construction Timeline U P D A T E D T O R E F L E C T C U R R E N T S U P P L Y C H A I N E N V I R O N M E N T 11 2021 2022 2023 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Constellation Center for Excellence Sitework Fan Engagement Zone (Retail I) Fan Engagement Zone (Retail II) Center for Performance Tapestry Hotel Waterpark East Endzone Sports Complex DESIGN REFINEMENT / PERMITTING CONSTRUCTION / TENANT BUILD - OUT CONSTRUCTION COMPLETED / OCCUPANCY

R E S T R U C T U R E D Debt Profile $9.6 $32.7 $28.9 $15.3 $4.0 $76.7 FY22 FY23 FY24 FY25 FY26 Beyond FY26 $ in millions $43.4 $0.0 $3.0 $27.7 $4.5 $37.2 FY22 FY23 FY24 FY25 FY26 Beyond FY26 $ in millions D E B T A N D L E N G T H E N E D M A T U R I T I E S Q4 2021 12 Current Profile Loan Maturity By Fiscal Year Total Debt - $115.7M Weighted Average Maturity – 5.7 years Weighted Average Interest – 7.1% Loan Maturity By Fiscal Year Total Debt - $167.3M Weighted Average Maturity – 10.8 years Weighted Average Interest – 7.4% HOFV HAS LENGTHED WEIGHTED AVERAGE MATURITY; KEPT WEIGHTED AVERAGE INTEREST RELATIVELY UNCHANGED IN RISING INTEREST RATE ENVIRONMENT Note: Amounts may not add due to rounding

Forward - Looking Statements This presentation, and the accompanying oral presentation, contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” “enable,” “pipeline,” “transition,” “move forward,” “towards,” “build out,” “coming” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors that may affect actual results or outcomes include, among others, the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel ; increased inflation ; the inability to maintain the listing of the Company’s shares on Nasdaq ; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . 13

Statement Regarding Use of Non - GAAP Financial Measures Hall of Fame Resort and Entertainment Company (“HOFV”) reports its financial results in accordance with accounting principals generally accepted in the United States (“GAAP”) and corresponding metrics as non - GAAP financial measures . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improve comparability of results . See the table below for the definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for the Company’s results prepared in accordance with GAAP . In additional, the non - GAAP measures the Company uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the company uses in the same way . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis . Additional Information The following trademarks and corresponding logos are the trademarks of their respective owners: Pro Football Hall of Fame, ForeverLawn, Johnson Controls PLC, Las Vegas Raiders, Jacksonville Jaguars, Pittsburgh Steelers, and Constellation Energy. 14

Non - GAAP Reconciliation 15 Adjusted EBITDA reconciliation ($ in millions) 3 Months Ended June 30, 2022 3 Months Ended June 30, 2021 6 Months Ended June 30, 2022 Net (loss) income attributable to HOFRE stockholders ($9.2) $15.5 ($17.3) (Benefit from) provision for income taxes - - - Interest expense 0.9 1.0 2.1 Depreciation expense 3.5 3.0 6.8 Amortization of discount on notes payable 1.1 1.2 2.5 EBITDA (3.6) 20.7 (5.9) Loss on extinguishment - - 0.1 Change in fair value of warrant liability (2.4) (26.3) (7.2) Adjusted EBITDA ($6.1) ($5.6) ($13.0) Note: Amounts may not add due to rounding

Who We Are W H A T W E D O As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future. With this unwavering purpose, we strive to maximize shareholder value and pursue excellence. Honor the Past, Inspire the Future 16

Inspiring unique and exhilarating sports and entertainment experiences that maximize growth and fan engagement. We create exceptional sports - inspired destination, media, and gaming experiences that uniquely leverage brand partnerships and direct access to exclusive content. V I S I O N M I S S I O N V A L U E S With our connection to sport, we exemplify these values: Inspiration, Teamwork, Respect, Integrity, Excellence 17

For more information, please contact: Investor Relations (330) - 458 - 9176 Investor.Relations@hofreco.com 2626 Fulton Drive NW Canton, OH 44718 www.ir.hofreco.com